                                               SECURITIES AND EXCHANGE COMMISSION

                                                                 Washington, D.C. 20549

                                                                           FORM 8-K/A

                                                                  CURRENT REPORT

                            Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                   Date of Report (Date of earliest event reported): August 22, 2006

                                                                           Cagle's, Inc.

                                                                (Exact name of registrant as specified in its charter)

                      Georgia                                            1-7138                                        58-0625713

                    (State or other jurisdiction                                   (Commission                                              (I.R.S. Employer

                          of incorporation)                                              File Number)                                             Identification No.)

                                           2000 Hills Avenue, N.W., Atlanta, Ga.            30318

                                                          (Address of principal executive offices)                      (Zip Code)

                                                                        (404) 355-2820

                                                               (Registrants telephone number, including area code)

                                                                         Not applicable

                                                        (Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(   )  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

(   )  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

(   )  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

(   )  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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This amended 8-K is being filed to include plan of disposition.

TABLE OF CONTENTS

Item 2.01 Completion of Acquisition or Disposition of Assets.

Item 9.01 Financial Statements and Exhibits.

SIGNATURES

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Section 2  Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

On August 15, 2006,  Cagle’s, Inc. completed the sale of the company’s thirty percent (30%) interest in Cagle’s-Keystone Foods LLC to Grow-Out Holdings LLC.  Grow-Out Holdings LLC owned the other seventy percent (70%) of Cagle’s-Keystone Foods LLC.  The transaction was accomplished by a redemption of the interest of Cagle’s, Inc. by Cagle’s-Keystone Foods LLC.  The purchase price was $28,000,000 cash.

Section 9.   Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

The pro forma financial information required by this item are not included with this report, but will be filed by amendment within 71 days after the date this report is required to be filed.

(d) Exhibits.

     2.1

Plan of Disposition: Agreement between Cagle’s, Inc. and Grow-Out Holdings LLC dated August 15, 2006. The registrant agrees to file a copy of any omitted attachment to Exhibit 2.1 upon the request of the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cagle's, Inc.

(Registrant)

Date: August 22, 2006

By:   /s/  Mark M. Ham IV

 Mark M. Ham IV

 Chief Financial Officer